SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 March 8, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2001, providing for the issuance of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC1)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                 333-35026-09                 74-2440850
         ---------                 ------------                 -----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      Of Incorporation)             File Number)            Identification No.)



       200 Vesey Street
      New York, New York                                 10285
      ------------------                                -------
  (Address of Principal Executive                      (Zip Code)
           Offices)


      Registrant's telephone number, including area code: (212) 526-7000

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



     Item 5. Other Events

     The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2001-BC1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $217,850,000 aggregate principal amount of Class A1, Class AX, Class M1, Class M2 and Class B Certificates of its Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC1 on March 8, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 26, 2001, as supplemented by the Prospectus Supplement dated March 1, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2001, among Structured Asset Securities Corporation, as depositor, and Wells Fargo Bank Minnesota, National Association, as trustee. The "Certificates" consist of the following classes: Class A1, Class AX, Class M1, Class M2, Class B, Class X and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $217,850,332.99 as of February 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          1.1 Terms Agreement, dated March 1, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

          4.1 Trust Agreement, dated as of February 1, 2001, between Structured Asset Securities Corporation, as Depositor, and Wells Fargo Bank Minnesota, National Association, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2001, between Lehman Brothers Holdings Inc., as Seller, and IBF Special Purpose Corporation VII, as Purchaser.

          99.2 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2001, between IBF Special Purpose Corporation VII, as Seller, and Structured Asset Securities Corporation, as Purchaser.

          99.3 Servicing Agreement, dated as of February 1, 2001, by and between Lehman Brothers Holdings Inc. and Option One Mortgage Corporation, as Servicer.

          99.4 Mortgage Guaranty Master Policy Number 22-400-4-1291 and Endorsements (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC1 issued by Mortgage Guaranty Insurance Corporation.

          99.5 Mortgage Guaranty Commitment/Certificate supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRUCTURED ASSET SECURITIES
                                                CORPORATION

                                            By:/s/ Ellen V. Kiernan
                                               --------------------------------
                                               Name:  Ellen V. Kiernan
                                               Title:  Vice President

Dated:  March 20, 2001



                                 EXHIBIT INDEX
                                 -------------

Exhibit No.            Description                                     Page No.
-----------            -----------                                     --------


1.1 Terms Agreement, dated March 1, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1 Trust Agreement, dated as of February 1, 2001, between Structured Asset Securities Corporation, as Depositor, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2001, between Lehman Brothers Holdings Inc., as Seller, and IBF Special Purpose Corporation VII, as Purchaser.

99.2 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2001, between IBF Special Purpose Corporation VII, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3 Servicing Agreement dated as of February 1, 2001, by and between Lehman Brothers Holdings Inc. and Option One Mortgage Corporation, as Servicer.

99.4 Mortgage Guaranty Master Policy Number 22-400-4-1291 and Endorsements (the "Master Policy") related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2001-BC1 issued by Mortgage Guaranty Insurance Corporation.

99.5 Mortgage Guaranty Commitment/Certificate supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.